Exhibit 21.1

Americold Realty Trust

Subsidiaries of the Registrant

Name of Wholly-Owned Subsidiary	Jurisdiction of Organization

Americold Acquisition PA Partnership LP	Delaware
Americold Acquisition Partnership GP, LLC	Delaware
Americold Acquisition TX Partnership, LP	Delaware
Americold Logistics Managed, LLC	Delaware
Americold Logistics Transportation, LLC	Delaware
Americold Logistics, LLC	Delaware
Americold Oregon LLC	Delaware
Americold PA Holding LP	Delaware
Americold Real Estate, L.P.	Delaware
Americold Realty, Inc.	Delaware
Americold Realty Operating Partnership, L.P.	Delaware
Americold Realty Operations, Inc.	Delaware
Americold Services, LLC	Delaware
Americold/Offutt, L.L.C.	Oregon
Americold Warehouse Investment Portfolio LLC	Delaware
Amlog Canada, Inc.	Alberta, Canada
ART AL Holding LLC	Delaware
ART First Mezzanine Borrower GP LLC	Delaware
ART First Mezzanine Borrower OPCO 2006-2 LP	Delaware
ART First Mezzanine Borrower OPCO 2006-3 LP	Delaware
ART First Mezzanine Borrower OPCO GP 2006-2 LLC	Delaware
ART First Mezzanine Borrower OPCO GP 2006-3 LLC	Delaware
ART First Mezzanine Borrower PROPCO 2006-2 LP	Delaware
ART First Mezzanine Borrower PROPCO 2006-3 LP	Delaware
ART First Mezzanine Borrower PROPCO GP 2006-2 LLC	Delaware
ART First Mezzanine Borrower PROPCO GP 2006-3 LLC	Delaware
ART First Mezzanine Borrower, L.P.	Delaware
ART Icecap Holdings LLC	Delaware
ART Manager L.L.C.	Delaware
ART Mortgage Borrower GP LLC	Delaware
ART Mortgage Borrower OPCO 2006-1A LP	Delaware
ART Mortgage Borrower OPCO 2006-1B LP	Delaware
ART Mortgage Borrower OPCO 2006-1C LP	Delaware
ART Mortgage Borrower OPCO 2006-2 LP	Delaware
ART Mortgage Borrower OPCO 2006-3 LP	Delaware
ART Mortgage Borrower OPCO GP 2006-1A LLC	Delaware
ART Mortgage Borrower OPCO GP 2006-1B LLC	Delaware
ART Mortgage Borrower OPCO GP 2006-1C LLC	Delaware

Name of Wholly-Owned Subsidiary	Jurisdiction of Organization

ART Mortgage Borrower OPCO GP 2006-2 LLC	Delaware
ART Mortgage Borrower OPCO GP 2006-3 LLC	Delaware
ART Mortgage Borrower PROPCO 2006-1A LP	Delaware
ART Mortgage Borrower PROPCO 2006-1B LP	Delaware
ART Mortgage Borrower PROPCO 2006-1C LP	Delaware
ART Mortgage Borrower PROPCO 2006-2 LP	Delaware
ART Mortgage Borrower PROPCO 2006-3 LP	Delaware
ART Mortgage Borrower PROPCO GP 2006-1A LLC	Delaware
ART Mortgage Borrower PROPCO GP 2006-1B LLC	Delaware
ART Mortgage Borrower PROPCO GP 2006-1C LLC	Delaware
ART Mortgage Borrower PROPCO GP 2006-2 LLC	Delaware
ART Mortgage Borrower PROPCO GP 2006-3 LLC	Delaware
ART Mortgage Borrower, L.P.	Delaware
ART Quarry TRS LLC	Delaware
ART Real Estate Borrower I, LLC	Delaware
ART Second Mezzanine Borrower GP LLC	Delaware
ART Second Mezzanine Borrower, L.P.	Delaware
Carmar Industries, L.L.C.	Missouri
Cold Chain Transportation LLC	Delaware
Distribution Development, L.L.C.	South Dakota
Inland Quarries LLC	Delaware
KC Quarry L.L.C.	Delaware
KC Underground LLC	Delaware
URS Real Estate, L.P.	Delaware
URS Realty, INC.	Delaware
VC Carthage, L.L.C.	Delaware
VC Logistics, L.L.C.	Delaware
VC Omaha Texas L.L.C.	Delaware
VC Superior, L.L.C.	Delaware
VC Texas, L. P.	Delaware
Vornado Crescent Carthage	Delaware